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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 26, 1996
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                          FPA MEDICAL MANAGEMENT, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-24276                    33-0604264
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 (State or Other Juris-         (Commission File              (IRS Employer
diction of Incorporation)           Number)                Identification No.)


             3636 Nobel Drive
             San Diego, California                        92122
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            (Address of Principal                       (Zip Code)
              Executive Offices)


                                 (619) 453-1000
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              (Registrant's Telephone Number, Including Area Code)


    2878 Camino del Rio South, Suite 301, San Diego, California
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER INFORMATION.
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           On November 26, 1996, the Registrant announced that it plans to offer
$75,000,000 aggregate principal amount (excluding up to an additional
$11,250,000 aggregate principal amount) of convertible subordinated debentures due 2001 (the "Debentures") that may be purchased by certain initial purchasers (the "Initial Purchasers"). The Debentures will be convertible into shares of the Registrant's Common Stock. The Debentures and the underlying Common Stock are being offered and sold only (i) to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933, as amended) in reliance on Rule 144A, (ii) to a limited number of other "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, that are institutional investors and that, prior to their purchase of the Debentures, deliver to the Initial Purchasers a letter containing certain representations and agreements and (iii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Securities Act of 1933, as amended. The entire text of the Registrant's press release is incorporated by reference herein and a copy has been filed as an exhibit to this report.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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           (c)  Exhibits

                99      Press Release, dated November 26, 1996

















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                                   SIGNATURES

        Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 12, 1996                FPA Medical Management, Inc.
                                        (Registrant)


                                        By: /s/ JAMES A. LEBOVITZ
                                            --------------------------------
                                            James A. Lebovitz
                                            Senior Vice President, General
                                            Counsel and Secretary


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                         FPA MEDICAL MANAGEMENT, INC.

                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.               Exhibit
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   99          Press Release, dated November 26, 1996



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